UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 26, 2024

EASTSIDE DISTILLING, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38182	20-3937596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

755 Main Street, Building 4, Suite 3

Monroe, Connecticut 06468

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (484) 800-9154

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	EAST	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

The disclosure set forth in Items 3.02 and 5.03 are incorporated into this Item 1.01 by reference.

Item 3.02. Recent Sales of Unregistered Securities

From November 26 to December 2, 2024, Eastside Distilling, Inc. (“Eastside” or the “Company”) entered into a Securities Purchase Agreement with two accredited investors pursuant to which the Company sold units comprised of a total of 1,166,667 shares of a newly designated Series G Convertible Preferred Stock (“Series G”) and five-year warrants to purchase a total of 583,333 shares of the Company’s Common Stock for total gross proceeds of $595,000. The Company intends to use the net proceeds, after deducting offering expenses and related costs, for working capital and general corporate purposes.

In connection with the foregoing, the Company entered into a registration rights agreement with the investors pursuant to which the Company agreed file a registration statement to register the shares of Common Stock underlying the Series G and Warrants within 30 trading days following the later of the final closing or termination of the offering, and to cause such registration to be declared effective within 60 days thereafter (or 120 days thereafter if such registration statement is subject to a full review).

The Warrants are exercisable at an exercise price of $0.65 per share beginning on the effective date of (i) an increase in authorized Common Stock of the Company as necessary to permit full issuance of the shares of Common Stock underlying the Warrants and the Series G sold pursuant to the Purchase Agreement together with other common stock equivalents outstanding as of the date of the Purchase Agreement and (ii) the approval of the issuance of all of the securities as may be required by the rules and regulations of The Nasdaq Stock Market LLC (collectively, the “Shareholder Approval”). A summary of the material terms of the Series G is included under Item 5.03 and incorporated into this Item 3.02 by reference.

The offer and sale of the units were exempt from registration Section 4(a)(2) of the Securities Act of 1933 and Rule 506(b) promulgated thereunder.

Item 5.03. Amendments to Articles of Incorporation.

Certificate of Designation of Series G Preferred Stock

On November 26, 2024 Eastside filed with the Nevada Secretary of State a Certificate of Designation of 6,000,000 shares of Series G Preferred Stock. The material terms of the Series G Preferred Stock are summarized below:

Each share of Series G has a stated value of $0.51. The holder of Series G shares has no conversion or voting rights prior to stockholder approval of such actions. In the event of a liquidation of Eastside, the holders of Series G shares will share in the distribution of Eastside’s net assets on an as-converted basis, subordinate only to the Series B, Series C, Series D and Series E shares.

Subject to the Shareholder Approval, each share of Series G will be convertible into Common Stock by a conversion ratio equal to the stated value of the Series G share divided by the Series G conversion price. The initial Series G conversion price is $0.51 per share, subject to adjustment as provided therein including in the event of an issuance by Eastside of Common Stock or Common Stock equivalents at a price per share that is less than the conversion price. The Series G conversion price is subject to equitable adjustment in the event of a stock split, reverse split and similar events. The number of shares of Common Stock into which a holder may convert Series G shares will be limited by a beneficial ownership limitation, which restricts the number of shares of Eastside Common Stock that the holder and its affiliates may beneficially own after a conversion to 4.99%.

On December 2, 2024, Eastside filed with the Nevada Secretary of State a Certificate of Correction of the Certificate of Designation of the Series G Preferred Stock to include a floor price under which the conversion price of the Series G cannot be reduced, which floor price is equal to 20% of the Minimum Price as that term is defined by the rules and regulations of The Nasdaq Stock Market LLC.

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Certificate of Correction of Series F Preferred Stock

On November 27, 2024 Eastside filed with the Nevada Secretary of State a Certificate of Correction of the Certificate of Designation of the Series F Preferred Stock. The Certificate of Correction recites that, due to a scrivener’s error, the beneficial ownership limitation on conversion set forth in Section 3(e) of the Certificate of Designation was given excessive scope, contrary to the intent of the Eastside Board of Directors. The Certificate of Correction corrects the error by adding text to Section 3(e) providing that the beneficial ownership limitation will not apply to any shareholder who became subject to Section 16 of the Securities Exchange Act of 1934 by reason of being an executive officer or director of Eastside.

Certificate of Correction of Series F-1 Preferred Stock

On November 27, 2024 Eastside filed with the Nevada Secretary of State a Certificate of Correction of the Certificate of Designation of the Series F-1 Preferred Stock. The Certificate of Correction recites that, due to a scrivener’s error, the beneficial ownership limitation on conversion set forth in Section 3(e) of the Certificate of Designation was given excessive scope, contrary to the intent of the Eastside Board of Directors. The Certificate of Correction corrects the error by adding text to Section 3(e) providing that the beneficial ownership limitation on conversion will not apply to any shareholder who became subject to Section 16 of the Securities Exchange Act of 1934 by reason of being an executive officer or director of Eastside. In addition, the Certificate of Correction clarifies that the corrective language added to Section 3(e) will also govern the provision of voting rights on an as-converted basis set forth in Section 6 of the Certificate of Designation.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by the full text of the referenced documents, copies of which are filed as Exhibits 3(a) – 3(c), 4(a) and 10(a) – 10(b) of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3(a)(1)	Certificate of Designation of Series G Preferred Stock, filed on November 26, 2024
3(a)(2)	Certificate of Correction of Series G Preferred Stock, filed on December 2, 2024
3(b)	Certificate of Correction of Certificate of Designation of Series F Preferred Stock, filed on November 27, 2024
3(c)	Certificate of Correction of Certificate of Designation of Series F-1 Preferred Stock, filed on November 27, 2024
4(a)	Form of Warrant
10(a)	Form of Securities Purchase Agreement*
10(b)	Form of Registration Rights Agreement*
104	Cover page interactive data file (embedded within the iXBRL document)

* Certain schedules, appendices and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission staff upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2024

EASTSIDE DISTILLING, INC.

By:	/s/ Geoffrey Gwin
Geoffrey Gwin
Chief Executive Officer

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